EXHIBIT 4.1

                FORM OF COMMON STOCK CERTIFICATE


  Number                                                  Shares
/---------/                                            /--------/

                GLOBAL INDUSTRIAL SERVICES, INC.
       INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
      50,000,000 AUTHORIZED COMMON SHARES $0.001 PAR VALUE


                                             CUSIP 37939H 10 0

                                                SEE REVERSE
                                          FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON
                            STOCK OF

                GLOBAL INDUSTRIAL SERVICES, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate ot be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


--------------                               --------------------
Secretary                                    President

                                                Countersigned by:
                       Olde Monmouth Stock Transfer Company, Inc.

                       ------------------------------------------


                GLOBAL INDUSTRIAL SERVICES, INC.

                            CORPORATE
                              SEAL
                             NEVADA


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           GLOBAL INDUSTRIAL SERVICES, INC.

         TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     NOTICE: The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued, and a like full statement relative to any preferred or special class of stock in series which the Corporation is or may be authorized to issue, or has issued as to variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                     UNIF GIFT MIN ACT-........Custodian.........
TEN ENT -as tenants by the entireties                                (Cust)           (Minor)
JF TEN  -as joint tenants with right of                     under Uniform Gifts to Minors
         survivorship and not as tenants                    Act..........................
         in common                                                       (State)


     Additional abbreviations may also be used though not in the above list.


--------------------------------------------------------------------------------------------

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[................]

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                          OF ASSIGNEE)

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___________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________



          -----------------------------------------------------

          -----------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                  WHATEVER.


Signature(s) Guaranteed:


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the signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

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